UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2026

STARRY SEA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42768	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

418 Broadway #7531
Albany, NY, 12207

(Address of principal executive offices)

(646) 750-8895

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	SSEAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	SSEA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	SSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 22, 2026, Starry Sea Acquisition Corp, a Cayman Islands exempted company (“SSEA” or the “Parent”), SuperiorMed Healthcare Group, a Cayman Islands exempted company and a wholly-owned subsidiary of SSEA (“Purchaser”), SuperiorMed Healthcare MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of Purchaser (“Merger Sub,” together with SSEA, Purchaser, the “Purchaser Parties”), SuperiorMed Holdings Limited, a Cayman Islands exempted company (“SuperiorMed”), certain shareholders of SuperiorMed (“Principal Shareholders”), SuperiorMed Healthcare Management FZ-LLC, a Dubai free zone limited liability company (the “Dubai Subsidiary”), and Dale Li, as representative of the Principal Shareholders of SuperiorMed, entered into an Agreement and Plan of Merger (the “Agreement” or the “Merger Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Acquisition Merger and Acquisition Consideration

Upon the closing of the transactions contemplated by the Merger Agreement, and concurrently with the SPAC Merger (defined below) and in accordance with the applicable provisions of Cayman Law, SSEA will merge with and into Purchaser, resulting in all SSEA shareholders becoming shareholders of the Purchaser as described under the below section titled “SPAC Merger.” Concurrently therewith, Merger Sub will merge with and into SuperiorMed, with SuperiorMed surviving the merger and resulting in Purchaser acquiring 100% of the issued and outstanding equity securities of SuperiorMed (the “Acquisition Merger”). Upon the closing of the Acquisition Merger, the ordinary shares of Purchaser issued shall be reclassified into class A ordinary shares (“Purchaser Class A Ordinary Shares”) and class B ordinary shares (“Purchaser Class B Ordinary Shares,” together with Purchaser Class A Ordinary Shares, “Purchaser Ordinary Shares”) where each Purchaser Class A Ordinary Share shall be entitled to one (1) vote on all matters subject to a vote at general and special meetings of the post-closing company and each Purchaser Class B Ordinary Share shall be entitled to ten (10) votes on all matters subject to a vote at general and special meetings of the post-closing company. The aggregate consideration to be paid to SuperiorMed shareholders for the Acquisition Merger is such number of newly issued Purchaser Ordinary Shares determined by dividing the net value of SuperiorMed, which was agreed to be $200,000,000, by $10.00 per share (the “Closing Payment Shares”).

Furthermore, the parties agreed that immediately following the closing of the Acquisition Merger, Purchaser’s board of directors shall consist of five (5) directors, comprised of: (i) one (1) director designated by Parent, who shall qualify as an independent director in accordance with the requirements of the New York Stock Exchange (“NYSE”) or the Nasdaq Stock Market (“Nasdaq”); and (ii) four (4) directors designated by SuperiorMed prior to Closing, one (1) of whom shall be Dale Li and two (2) of whom shall qualify as independent directors in accordance with NYSE or Nasdaq requirements.

SPAC Merger

At the SPAC Merger Effective Time, SSEA will be merged with and into Purchaser, in addition, the separate corporate existence of SSEA will cease and Purchaser will continue as the surviving corporation (the “SPAC Merger”). In connection with the SPAC Merger, SSEA’s issued and outstanding units shall separate into its individual components of one ordinary share and one right, and all units shall cease to be outstanding and shall automatically be canceled, and each of SSEA’s issued and outstanding securities will be converted into an equivalent amount of Purchaser’s securities:

●	Each SSEA ordinary share will be converted automatically into one Purchaser Class A Ordinary Share;

●	At the closing of the SPAC Merger, every issued and outstanding Parent Right shall be converted automatically into one Purchaser Right. Thereafter, upon the Closing, all Purchaser Rights shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. The holders of Purchaser Rights instead will receive one-six (1/6) of one Purchaser Class A Ordinary Share in exchange for the cancellation of each Purchaser Right.

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Representations and Warranties

In the Merger Agreement, SuperiorMed makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of SuperiorMed and its affiliates and subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) governmental approvals and authorizations required in connection with the execution, delivery and performance of the Merger Agreement and the other transaction documents; (d) absence of conflicts; (e) capital structure; (f) charter documents and corporate records; (g) required consents and approvals; (h) financial statements; (i) books and records; (j) absence of certain changes or events; (k) title to assets and properties; (l) litigation; (m) material contracts; (n) real property; (o) licenses and permits; (p) cybersecurity and compliance with laws; (q) intellectual property; (r) customers and suppliers; (s) employment and labor matters; (t) tax matters; (u) environmental laws; (v) brokers and finders; (w) accounts receivable and payable; (x) directors and officers; (y) related party transactions; and (z) other customary representations and warranties.

In the Merger Agreement, Purchaser Parties make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) consents and approvals required in connection with the execution and performance of the Merger Agreement; (d) Non-Contravention; (e) validity of share issuance; (f) capital structure; (g) trust fund amount; (h) listing matters; (i) board approval; (j) SEC filing requirements and financial statements; (k) litigation; (l) compliance with laws; (m) money laundering laws; (n) OFAC; (o) not an investment company; (p) tax matters; (q) brokers and finders; and (r) other customary representations and warranties.

Conduct Prior to Closing; Covenants

Each of SuperiorMed and the Purchaser Parties has agreed to, and to cause its applicable subsidiaries to, operate its business in the ordinary course prior to the Closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party, as applicable.

The Merger Agreement also contains covenants providing for, among other things:

●	the parties to cooperate to prepare and file with the SEC a registration statement on Form F-4 in connection with the transactions contemplated by the Merger Agreement, which registration statement will include a proxy statement/prospectus of SSEA;

●	the parties to use reasonable best efforts to obtain required approvals and consummate the transactions contemplated by the Merger Agreement;

●	the Company Group to deliver certain financial statements and financial information;

●	SuperiorMed to obtain the requisite approval of its shareholders;

●	SuperiorMed and certain shareholders of SuperiorMed to enter into lock-up agreements at the Closing;

●	the adoption of an equity incentive plan by the Purchaser;

●	certain arrangements relating to the settlement of certain funding;

●	SuperiorMed to use commercially reasonable efforts to ensure the continued availability of premises material to the operation of its business;

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●	certain obligations relating to the PIPE Investment;

●	certain indemnification and insurance obligations with respect to directors and officers; and

●	certain other customary covenants relating to, among other things, access to information, notices of certain events, SEC filings, the trust account, key personnel, compliance with applicable laws, obtaining required third-party consents, tax matters, compliance with SPAC agreements and confidentiality.

Conditions to Closing

General Conditions

Consummation of the Merger Agreement and the transactions contemplated thereby is conditioned on, among other things: (i) the absence of any applicable law or order prohibiting or preventing the consummation of the Closing; (ii) the absence of any action brought by a non-affiliated third party seeking to enjoin or otherwise restrict the consummation of the Closing; (iii) consummation of the SPAC Merger and the filing of the applicable certificates in the appropriate jurisdictions; (iv) the Registration Statement having been declared effective by the SEC and the absence of any stop order suspending its effectiveness or related SEC proceeding that has not been withdrawn; (v) execution and continued effectiveness of each of the Additional Agreements; (vi) receipt of the requisite approval of SSEA’s shareholders; (vii) receipt of the requisite approval of SuperiorMed’s shareholders; and (viii) continued listing of the Purchaser’s securities on U.S. National Stock Exchange, with the additional listing application for the merger consideration shares approved and no outstanding deficiency.

Purchaser Parties’ Conditions to Closing

The obligations of Purchaser Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things: (i) the Company Group having performed its covenants and obligations in all material respects, subject to applicable materiality qualifiers; (ii) the truth and correctness of the representations and warranties of the Company Group, subject to the standards and materiality qualifications set forth in the Merger Agreement; (iii) the absence of any material adverse effect with respect to the Company Group; (iv) receipt of all material Company Group consents set forth in the applicable disclosure schedule and no revocation thereof; (v) certain funding having been resolved and documented in accordance with the Merger Agreement; (vi) with respect to any lease for premises material to the operation of SuperiorMed’s business that is due to expire prior to the Closing, the renewal or extension of such lease, entry into a replacement lease on substantially similar terms, or other arrangements reasonably satisfactory to the Purchaser Parties to ensure continued use of such premises; (vii) delivery of a compliance certificate by the Chief Executive Officer and Chief Financial Officer of SuperiorMed; (viii) receipt of certain organizational and corporate documents of SuperiorMed, including its memorandum and articles of association, certificate of incorporation, board and shareholder resolutions, register of members, certificate of good standing and documents required to be submitted with the Plan of Acquisition Merger; (ix) receipt of all required governmental approvals, in form and substance reasonably satisfactory to the Purchaser Parties, and no revocation thereof; (x) receipt of duly executed legal opinions from SuperiorMed’s UAE and Cayman Islands counsel; (xi) execution and continued effectiveness of the applicable Additional Agreements; (xii) receipt of an updated Schedule I reflecting any material changes during the Interim Period; and (xiii) completion of the Restructuring such that, as of the Closing Date, SuperiorMed directly or indirectly owns 100% of the issued and outstanding equity interests of the Dubai Subsidiary.

SuperiorMed’s Conditions to Closing

The obligations of SuperiorMed to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things: (i) the Purchaser Parties having performed their obligations in all material respects, subject to applicable materiality qualifiers; (ii) the truth and correctness of the representations and warranties of the Purchaser Parties, subject to the standards and materiality qualifications set forth in the Merger Agreement; (iii) the absence of any material adverse effect with respect to the Purchaser Parties; (iv) delivery of a compliance certificate by an authorized officer of the Purchaser Parties; (v) the Purchaser Parties’ material compliance with applicable reporting requirements under the Securities Act and the Exchange Act from the date of the Merger Agreement through the Closing; (vi) appointment of the directors designated by SuperiorMed to the board of directors of the SPAC Surviving Company, effective as of the Closing; and (vii) execution and delivery by the Purchaser Parties of each Additional Agreement to which they are a party.

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Termination

The Merger Agreement may be terminated prior to the Closing under certain circumstances, including:

●	by either party, without penalty and upon written notice to the other party, if required regulatory approvals cannot be obtained despite the use of commercially reasonable efforts, or if any closing condition fails and such failure is not within the reasonable control of the terminating party; provided that a party may not terminate on the basis of the failure of a condition the satisfaction of which is the obligation of, or within the reasonable control of, such terminating party or its Affiliates; and provided further that the foregoing does not limit the Purchaser Parties’ right to refuse to consummate the Closing or terminate the Merger Agreement if the condition set forth in Section 10.2(n) of the Merger Agreement has not been satisfied;

●	by the Purchaser Parties, upon written notice to the Company Group, if the Company Group has materially breached any of its representations, warranties, agreements or covenants contained in the Merger Agreement or any Additional Agreement to be performed on or prior to the Closing Date, or if the Merger Agreement, the Plan of Acquisition Merger or the transactions contemplated thereby fail to be authorized or approved by the shareholders of SuperiorMed, and such breach is not cured within fifteen (15) days following receipt by the Company Group of notice describing the nature of such breach in reasonable detail;

●	by SuperiorMed, upon written notice to any Purchaser Party, if any Purchaser Party has materially breached any of its covenants, agreements, representations or warranties contained in the Merger Agreement or any Additional Agreement to be performed on or prior to the Closing Date, and such breach is not cured within fifteen (15) days following receipt by such Purchaser Party of notice describing the nature of such breach in reasonable detail; or

●	by either SuperiorMed or SSEA, if the Closing has not occurred by the later of (i) May 7, 2027 and (ii) the last day of SSEA’s combination period, as such period may be extended from time to time in accordance with its organizational documents (the “Outside Date”); provided that such termination right will not be available to a party whose failure to perform any covenant or obligation under the Merger Agreement was the primary cause of, or primarily resulted in, the failure of the Closing to occur by the Outside Date. Delays resulting from regulatory, policy or governmental approvals or filings, including SEC approvals or filings, will generally not be attributable to either party, except to the extent caused by a party’s failure to timely and completely submit required documents to the applicable regulatory or governmental authorities.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Exhibit 2.1 hereto.

Shareholder Support Agreement

Concurrently with the execution of the Merger Agreement, shareholders of SuperiorMed entered into a support agreement with SSEA, pursuant to which each such shareholder of SuperiorMed agreed not to transfer its shares of SuperiorMed and to vote in favor of the business combination, subject to the terms of such shareholder support agreement. The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the effective time of the Closing or such date and time as the Merger Agreement may be terminated in accordance with its terms.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 hereto.

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Lock-up Agreement

In connection with the Closing of the business combination, Purchaser will enter into a lock-up agreement with certain shareholders of SuperiorMed and the Sponsor. The lock-up agreement will provide for restrictions on the transfer of the Purchaser Ordinary Shares issued in connection with the Acquisition Merger and any founder shares of the SPAC Surviving Company held by the Sponsor. SuperiorMed’s founder shareholders and management shareholders set forth on Schedule 1.15, together with the Sponsor receiving Transaction Shares, will be subject to such transfer restrictions until the earlier of (i) 180 days after the Closing or (ii) the date on which the closing price of Purchaser Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period after the Closing. The lock-up agreement will also provide for customary exceptions for private transfers and estate planning transactions; provided that no public market sales will be permitted prior to the expiration or earlier release of the applicable lock-up restrictions.

Amended and Restated Registration Rights Agreement

In connection with the transactions, Purchaser, SuperiorMed, SSEA, the Principal Shareholders, and certain existing shareholders of SSEA will enter into an Amended and Restated Registration Rights Agreement to provide for the registration rights in connection with the Purchaser Ordinary Shares received by them in the Business Combination.

The Merger Agreement and Shareholder Support Agreement have been included to provide investors with information regarding its terms. They do not intend to provide any other factual information about SSEA, SuperiorMed or their respective affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement and the Shareholder Support Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the Shareholder Support Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement or the Shareholder Support Agreement, and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and the Shareholder Support Agreement, as applicable, which subsequent information may or may not be fully reflected in SSEA’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On August 22, 2026, SSEA and SuperiorMed issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed as an admission as to the materiality of any information of the information in this Item 7.01.

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IMPORTANT NOTICES

Additional Information and Where to Find It

In connection with the transaction described herein, SuperiorMed and Purchaser will file relevant materials with the SEC, including a registration statement on Form F-4 or Form S-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to such transaction. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all shareholders of Starry Sea Acquisition Corp (“SSEA”) that are entitled to vote at the special meeting relating to the transaction as of a record date to be established for voting at the special meeting. Before making any voting decision, the shareholders of SSEA are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about the transaction and the parties to the transaction. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement/prospectus without charge from SSEA. The Registration Statement and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to SSEA at 418 Broadway #7531, Albany, NY 12207.

INVESTORS AND SECURITY HOLDERS OF SSEA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT SSEA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SSEA, SUPERIORMED, AND THE TRANSACTION.

Participants in Solicitation

SuperiorMed, SSEA, Purchaser, Merger Sub, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of SSEA’s ordinary shares in respect of the proposed transaction. Information about SSEA’s directors and executive officers and their ownership of SSEA’s ordinary shares is currently set forth in SSEA’s prospectus related to its initial public offering dated August 7, 2025, as modified or supplemented by its Annual Report on the Form 10-K for the fiscal year ended December 31, 2025 and any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form F-4 or S-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among SSEA, Purchaser, Merger Sub, and SuperiorMed and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including SSEA’s and SuperiorMed’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Most of these factors are outside the control of SSEA or SuperiorMed and are difficult to predict.

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Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against SSEA or SuperiorMed following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of SSEA or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq or NYSE following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that SuperiorMed or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by Purchaser and SuperiorMed (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by SSEA and SuperiorMed. SSEA and SuperiorMed caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, SSEA and SuperiorMed caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SSEA nor SuperiorMed undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated August 22, 2026
10.1	Shareholder Support Agreement, dated August 22, 2026
99.1	Press Release Dated August 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Starry Sea Acquisition Corp

Dated: August 26, 2026	By:	/s/ Yan Liang
	Name:	Yan Liang
	Title:	Chief Executive Officer

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